UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2014

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of SeaChange was held on July 16, 2014, at which the stockholders voted on the following matters:

1.	The election of two (2) members (Mary Palermo Cotton and Thomas F. Olson) to SeaChange’s Board of Directors, each to serve for a three-year term as a Class III Director;

2.	The approval of the compensation of SeaChange’s named executive officers through an advisory vote;

3.	The ratification of the appointment of Grant Thornton LLP, SeaChange’s independent registered public accounting firm.

Voting results were as follows:

	Votes For	Votes Against	Abstained	Broker Non-votes
Election of Mary Palermo Cotton	24,394,827	436,648	7,914	4,859,029

Election of Thomas F. Olson	24,360,118	471,651	7,620	4,859,029

	Votes For	Votes Against	Abstained	Broker Non-votes
Advisory vote on the compensation of named executive officers	24,408,442	138,815	292,132	4,859,029

	Votes For	Votes Against	Abstained
Ratification of appointment of independent registered public accounting firm	29,539,942	153,791	4,685

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Anthony Dias
Anthony Dias Chief Financial Officer, Treasurer and Senior Vice President, Finance and Administration

Dated: July 16, 2014